UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 13, 2010

Six Flags, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1540 Broadway, 15th Floor
New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 652-9403

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

As previously disclosed, Six Flags, Inc. (the “Company” or “SFI”), Six Flag Operations Inc. (“SFO”) and Six Flags Theme Parks Inc. (“SFTP”) and certain of SFTP’s domestic subsidiaries (collectively with the Company, SFO and SFTP, the “Debtors”) filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (Case No. 09-12019).  On April 1, 2010, the Debtors filed with the Bankruptcy Court a modified fourth amended joint plan of reorganization under chapter 11 of the Bankruptcy Code (the “Plan”).  In accordance with the terms of the Plan, on April 13, 2010, the Company disseminated additional informational materials to certain holders of unsecured claims related to the Company’s (i) 8.875% unsecured notes due 2010, issued pursuant to the indenture, dated February 11, 2002, between SFI and The Bank of New York, as trustee, as amended from time to time; (ii) the 9.75% unsecured notes due 2013, issued pursuant to the indenture, dated April 16, 2003, between SFI and The Bank of New York, as trustee, as amended from time to time; (iii) the 9.625% unsecured notes due 2014, issued pursuant to the indenture, dated December 5, 2003, between SFI and The Bank of New York, as trustee, as amended from time to time; and (iv) the 4.5% convertible unsecured notes due 2015, issued pursuant to the indenture, dated June 30, 1999, and the second supplemental indenture, dated November 19, 2004, between SFI and The Bank of New York, as trustee, as amended from time to time.  The relevant portion of such informational materials is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1.  Exhibit 99.1 is incorporated herein solely for purposes of this Item 7.01 disclosure.

This Current Report, including the exhibit attached hereto, is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.   Nor should this Current Report, including the exhibit attached hereto, be construed as a solicitation for any investment.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                       Exhibits

99.1                           Informational Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS, INC.

	By:	/s/ James M. Coughlin
		Name:	James M. Coughlin
		Title:	General Counsel

Date: April 14, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Informational Materials